UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2026

Non-Invasive Monitoring Systems, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-13176	59-2007840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd., Suite 180

Miami, Florida 33137

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 575-4200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The Merger Agreement

On March 6, 2026, Non-Invasive Monitoring Systems, Inc., a Florida corporation (the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), by and among the Company, Gravitics Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (the “Merger Sub”), and Gravitics, Inc., a Delaware corporation (“Gravitics”). The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, at the effective time (the “Effective Time”) (i) Merger Sub will be merged with and into Gravitics, (ii) the separate corporate existence of Merger Sub will thereupon cease and Gravitics will be the surviving corporation (the “Surviving Corporation”), and (iii) the Surviving Corporation will become a wholly-owned subsidiary of the Company (the “Merger”).

The Merger

On March 6, 2026, the board of directors of the Company (the “Board”) unanimously (i) approved and declared advisable the Merger Agreement and the Merger and other transactions contemplated thereby, (ii) authorized the Company to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.01 per share (“Common Stock”) at a ratio to be mutually agreed to by the parties, and (iii) resolved to recommend approval of the Merger Agreement and related matters by the stockholders of the Company.

The Company is a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its main business focus has recently been to seek, investigate and engage in a business combination with a private entity whose business presents an opportunity for its stockholders. At the Effective Time, the Company plans to change its business focus to the business of Gravitics, which designs and manufactures large space structures including orbital carriers, cargo logistics spacecraft, and space station modules to be used for commercial development in earth orbit and beyond. In connection with the Merger, the Company intends to change its name and trading symbol to a name and trading symbol that are more representative of the business of Gravitics.

In addition, at the Effective Time, the members of the Board intend to (i) appoint individuals to the Board to be designated by Gravitics, a majority of whom shall qualify as “independent” under Nasdaq Rule 5605(a)(2), and which will include Colin Doughan, the Chief Executive Officer of Gravitics, as Chairman, and (ii) subsequently, resign as directors. The officers of the post-Merger Company will be such individuals as are determined by the newly constituted Board.

The parties expect the closing of the Merger (the “Closing”) to occur on or before June 30, 2026 (the “Outside Closing Date”), or on such other date that the parties mutually agree to in writing.

The parties intend that the Merger will qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that the Merger Agreement constitute a “plan of reorganization” within the meaning of Section 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulation, and not subject the holders of equity securities of Gravitics to tax liability under the Code.

In accordance with “reverse merger” accounting treatment, upon consummation of the Merger, Gravitics will be deemed to be the accounting acquirer, and the Company’s historical financial statements prior to the Merger will be replaced with the historical financial statements of Gravitics in all filings with the Securities and Exchange Commission (the “SEC”) made after the Effective Time.

Merger Consideration

Pursuant to the terms of the Merger Agreement, at the Effective Time, all of the issued and outstanding shares of capital stock of Gravitics (other than dissenting shares) will be cancelled and converted into the right to receive shares (the “Merger Shares”) of the Company’s Common Stock. The aggregate number of Merger Shares to be issued in connection with the Merger will be calculated based on the relative values of the Company and Gravitics, provided that: (i) the total number of Merger Shares issued to the stockholders of Gravitics (the “Gravitics Stockholders”) will represent not less than 95.5% of the total equity ownership of the post-Merger Company, with each Gravitics Stockholder receiving its pro rata share, and (ii) the shares of Common Stock held by the pre-Merger stockholders of the Company (the “Company Stockholders”) will represent not more than 4.5% of the total equity ownership of the post-Merger Company. In lieu of any fractional Merger Shares that would have otherwise been issuable, each fractional Merger Share shall be rounded up to the nearest whole share.

Each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into and become one newly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

As of the Effective Time, (i) all outstanding stock options to purchase capital stock of Gravitics that remain unexercised, whether vested or unvested, will be canceled and exchanged for stock options to purchase shares of the post-Merger Company’s Common Stock under an Equity Incentive Plan to be adopted by the Company, in a form agreed to by the parties (the “Equity Incentive Plan”), and (ii) all outstanding warrants to purchase capital stock of Gravitics that remain unexercised will be canceled and exchanged for warrants to purchase shares of the Post-Merger Company’s Common Stock.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties. Each party’s representations and warranties will not survive Closing.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to operation of their respective businesses prior to consummation of the Merger and efforts to satisfy conditions to Closing. The Merger Agreement also contains additional covenants of the parties, including, among others, (i) that the parties will use reasonable best efforts to consummate an underwritten public offering of $40.0 million for the post-Merger Company (the “Public Offering”) and a corresponding uplisting to Nasdaq, the New York Stock Exchange (the NYSE”), the NYSE American, or other national securities exchange (the “Uplisting”), (ii) that, as soon as practicable after the signing of the Merger Agreement, the parties will prepare and file a Registration Statement on Form S-4 (the “Form S-4 Registration Statement”) with the SEC to register the Merger Shares (other than any Merger Shares that are not permitted to be registered on Form S-4 pursuant to applicable law) and to provide the Company Stockholders with necessary details on the Merger, and that each of the parties will use its reasonable best efforts to have such Form S-4 declared effective as soon as practicable after filing, and (iii) that within sixty (60) days after the Effective Time, the post-Merger Company will prepare and file a Registration Statement on Form S-1, or a Registration Statement on Form S-3, if the Company is then eligible to use a Form S-3 (in either case, a “Resale Registration Statement”), with the SEC to register the resale of all the Merger Shares that are not permitted to be registered on Form S-4, or are held by affiliates of the post-Merger Company, and the Post-Merger Company will use reasonable best efforts to have the Resale Registration Statement declared effective as soon as practicable after filing.

No-Shop Restrictions

Each party has agreed that, from the date of the Merger Agreement to the Closing Date or, if earlier, the valid termination of the Merger Agreement in accordance with its terms, it will not initiate any negotiations with any party relating to an alternative any transaction involving a merger, consolidation, business combination, recapitalization, purchase or disposition of any material amount of the assets of such party, or any material amount of the capital stock or other ownership interests of such party. Each party has also agreed to be responsible for any acts or omissions of any of its respective representatives that, if they were the acts or omissions of such party, as applicable, would be deemed a breach of such party’s obligations with respect to these non-solicitation restrictions.

Conditions to Closing

The Merger Agreement includes customary closing conditions, and is also conditioned upon, among other things, that (i) the Reverse Stock Split will have been approved by the Company Stockholders and the Financial Industry Regulatory Authority, Inc. (“FINRA”), and will have become effective, (ii) the Form S-4 Registration Statement will have been declared effective by the SEC, (iii) the Uplisting will have been approved by Nasdaq, the NYSE, the NYSE American or other applicable national securities exchange on which the parties have applied for listing, (iv) the Public Offering will be ready for consummation upon Closing, (v) the Company’s outstanding debt in the aggregate amount of approximately $800,000 (plus accrued and unpaid interest thereon) will have been converted into shares of the Company’s Common Stock or repaid, as applicable, (vi) approval of the Company Stockholders and the Gravitics Stockholders will have been obtained; (vii) each of the individuals agreed upon by the parties will have executed and delivered a Lock-Up Agreement in the form mutually acceptable to the parties; (viii) all individuals who served as directors and/or officers of the Company immediately prior to the Effective Time will have resigned, which resignations shall be effective as of the Effective Time, and new directors and officers for the Company will have been appointed (as further specified above), and (ix) the Company will have adopted the Equity Incentive Plan.

Termination

The Merger Agreement provides that it may be terminated at any time prior to the Effective Time (i) by mutual agreement, (ii) by either the Company or Gravitics if the Closing has not occurred by the Outside Closing Date, (iii) by operation of law, or (iv) by the Company or Gravitics if the other party has not satisfied any of the closing conditions, or has breached or failed to observe or perform in any material respect any of its covenants or obligations under the Merger Agreement (if such breach is not cured within ten (10) days following written notice of such breach) by the Closing Date; provided, however, that if the Merger Agreement is terminated by either party for any reason other than the other party failing to satisfy their closing conditions prior to the termination date, then the terminating party will pay the other party a nonrefundable fee in the amount of to $250,000.

Additional Information

The description of the Merger Agreement in this Current Report on Form 8-K has been included to provide investors with information regarding their respective terms and is not intended to provide any other factual information about the Company or Gravitics. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in one or more disclosure letters prepared in connection with the execution and delivery of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company or Gravitics at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the SEC. The Company and the Company investors and securityholders are not third-party beneficiaries under the Merger Agreement.

The foregoing descriptions of the Merger Agreement and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1, and the terms of which are incorporated by reference herein.

Important Additional Information and Where to Find It

In connection with the Merger, The Company intends to file the Form S-4 Registration Statement with the SEC, which will include a document that serves as a prospectus and information statement of the Company, referred to herein as a “Information Statement/Prospectus.” After the Registration statement is declared effective, the Information Statement/Prospectus will be sent to all of the Company Stockholders. The Company also will file other documents regarding the proposed Merger with the SEC. Investors and securityholders of the Company are urged to read the Form S-4 Registration Statement, the Information Statement/Prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Merger as they become available because they will contain important information about the Merger.

Investors and securityholders will be able to obtain free copies of the Form S-4 Registration Statement, the Information Statement/Prospectus and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K relates to the proposed Merger between the Company and Gravitics. This does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of the closing of the Merger and achievement of the conditions necessary for the closing of the Merger. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of the Company’s and Gravitics’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and Gravitics. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including, the inability of the parties to successfully or timely consummate the Merger, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Gravitics or the expected benefits of the Merger, if not obtained; the failure to realize the anticipated benefits of the Merger; matters discovered by the parties as they complete their respective due diligence investigation of the other parties; the ability of the Company prior to the Merger, and the post-Merger Company following the Merger; costs related to the Merger; the failure to satisfy the conditions to the consummation of the Merger, including the approval of the Merger Agreement by the Company Stockholders; the risk that the Merger may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; the outcome of any legal proceedings that may be instituted against the Company or Gravitics related to the Merger; the attraction and retention of qualified directors, officers, employees and key personnel of the Company and Gravitics prior to the Merger, and the post-Merger Company following the Merger; the ability of Gravitics to compete effectively in a highly competitive market; the ability to protect and enhance Gravitics’s corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in the Company’s industry; future financial performance of the post-Merger Company following the Merger; the ability of the post-Merger Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the ability of the post-Merger Company to generate sufficient revenue from each of its revenue streams; the ability of Gravitics to protect its intellectual property from competitors; the post-Merger Company’s ability to execute its business plans and strategy; and those factors set forth in documents of the Company filed, or to be filed, with SEC. The foregoing list of risks is not exhaustive.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Company nor Gravitics presently know, or that the Company and Gravitics currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and Gravitics’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this Current Report on Form 8-K and the attachments hereto should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K and the attachments hereto, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of the Company and Gravitics described above. The Company and Gravitics anticipate that subsequent events and developments will cause their assessments to change. However, while the Company and Gravitics may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s or Gravitics’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to Article VI, Section 2 of the Company’s Bylaws, on March 11, 2026, the Board changed the fiscal year end of the Company from July 31st of each year to December 31st of each year, effective as of December 31, 2025, to align with Gravitics’s current fiscal year end. The Company plans to file a transition report on Form 10-K/T covering the period between its old and new fiscal year-ends.

Item 8.01. Other Events.

The Company has submitted to FINRA a voluntary request for the change of the Company’s name and trading symbol in the market and a notification of the proposed Reverse Stock Split. The Company will file a Current Report on Form 8-K to disclose the effective date of its name and trading symbol change, and the effectiveness of the Reverse Stock Split in the market, upon receipt of approval from FINRA.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
2.1*	Merger Agreement, dated March 6, 2026, by and among Non-Invasive Monitoring Systems, Inc., Gravitics Merger Sub, Inc. and Gravitics, Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document

*	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2) or 601(a)(5), as applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NON-INVASIVE MONITORING SYSTEMS, INC.

	By:	/s/ James Martin
	Name:	James Martin
	Title:	Chief Financial Officer

Dated: March 12, 2026